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                                                               Exhibit 23(a)-(h)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements (Nos. 2-76378, 2-93760, 33-23580, 33-1032, 33-65507, 333-27111, 333-40604 and
33-83317) on Forms S-8 of our report dated January 30, 2001 appearing in this Annual Report on Form 10-K of Torchmark Corporation for the year ended December 31, 2001

DELOITTE & TOUCHE LLP

Dallas, Texas
March 22, 2001